                                                                    Exhibit 10.5
                                                                      (Part 1/3)

                      RESTRICTED STOCK AWARD AGREEMENT FOR
               THE RESTRICTED STOCK PLAN FOR SENIOR EXECUTIVES OF
                            HELMERICH & PAYNE, INC.


         THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is entered into as of the 1st day of December, 1993, by and between Helmerich & Payne, Inc., (the "Company") and ______________, an individual, (the "Participant");

                             W I T N E S S E T H :

         WHEREAS, the Participant is a senior executive employed by the Company,

         WHEREAS, the Company desires to encourage the Participant to remain in the employ of the Company in the future, and

         WHEREAS, in consideration of future services to be rendered by the Participant to the Company, the Company desires to provide the Participant the opportunity to acquire additional shares of Common Stock of the Company in exchange for the Participant performing future services for the Company,

         NOW, THEREFORE, BE IT RESOLVED that the Participant and the Company agree as follows:

         1. The Plan. The Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc., (the "Plan"), a copy of which is attached hereto as Exhibit "A," is hereby incorporated herein by reference and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award, as hereinafter defined. All capitalized terms shall have the same meanings as contained in the Plan unless stated to the contrary herein.

         2. Grant of Award. The Company hereby grants to the Participant an award (the "Award") of TEN THOUSAND (10,000) shares of Company Common Stock (the "Restricted Shares") on the terms and conditions set forth herein and in the Plan.

         3.      Terms of Award.

                 (a) Vesting and Release of Restricted Shares. Certificates representing the Restricted Shares subject to the Award will be issued in the name of the Participant and will be delivered to the Secretary of the Company as escrow agent (the "Agent"). Subject to the terms of this Agreement, the Plan, and any agreement entered into with the Agent, the Participant shall be deemed vested and entitled to receive the number of the Restricted Shares within the Award within a reasonable length of time after the expiration of the vesting dates (the "Vesting Dates") described in Subsection (b) below.

                 (b) Vesting Dates. If the Participant shall have been continuously in the employment of the Company or one of its Subsidiaries for a period of three years from the date of grant of the Award, the Company shall deliver to the Participant on or about the third anniversary thereof a certificate, registered in the name of the Participant and free of Restrictions hereunder, representing 20% of the total number of Restricted Shares granted to the Participant pursuant to this Agreement. Similarly, if the Participant shall be so continuously employed on each of the fourth, fifth, sixth, and seventh anniversaries thereof, the Company on or about each such anniversary shall deliver additional certificates representing 20% of the total number of such Restricted Shares.

                 The following sets forth the vesting schedule described hereinabove:

                                           Percentage of Shares of
                                            Stock within an Award
                   Vesting Date               To Be Distributed
                   ------------               -----------------
                   December 1, 1996                   20%
                   December 1, 1997                   20%
                   December 1, 1998                   20%
                   December 1, 1999                   20%
                   December 1, 2000                   20%
                                                     ----

                   Total                             100%
                                                     ====





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                 No payment shall be required from the Participant in
         connection with any delivery to the Participant of Restricted Shares hereunder other than the payment of income tax withholding and other employment taxes that may be due with respect to the issuance or delivery of such shares.

                 (c) Delivery of Restricted or Forfeited Shares. As promptly as is reasonable following such time as the Restrictions shall expire, the Company will deliver to the Participant (including a beneficiary, estate, or designated representative, if appropriate) a certificate or certificates for the Restricted Shares for which the Restrictions have expired, and such Restricted Shares delivered to the Participant (or beneficiary, estate, or designated representative) shall no longer be subject to any restrictions and he shall enjoy all rights and privileges of a stockholder as to such shares. At such time as the Restricted Shares shall be forfeited, the forfeited shares shall be returned to the Company to be held as treasury shares or to be canceled as the Company shall at any time determine. The Participant shall have no rights and privileges as a stockholder or otherwise as to the forfeited shares.

                 (d) Additional Restrictions. In addition to the restrictions imposed under the foregoing Subsection 3(a), no Participant shall be entitled to be granted additional Awards until the Restrictions upon all shares of Common Stock with respect to his previous Award have expired in full.

         4. Delivery by the Agent. As promptly as is practicable after the expiration of the appropriate Vesting Dates specified in Subsection 3(b) above, the Agent will deliver to the Participant a certificate evidencing the number of Restricted Shares to which he is entitled. Such certificate shall be issued in the Participant's name.

         5. Nontransferability of Award. With respect to unvested Restricted Shares held by the Agent, the Participant for whose benefit such shares are held shall not have the right to sell, assign, transfer, convey, dispose of, pledge, hypothecate, burden, encumber, or charge such unvested Restricted Shares or any interest therein in any manner whatsoever.





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

        6. Notices. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing and shall be mailed (U.S. Mail) by the Company to the Participant at the following address:

                             ___________________
                             ______________________
                             Tulsa, Oklahoma 740___

or such other address as the Participant may advise the Company in writing.

         7. Restrictive Legend. The Participant acknowledges that the certificate representing the Restricted Shares shall bear the following legend:

                 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED STOCK, HAVE BEEN ISSUED PURSUANT TO THE RESTRICTED STOCK PLAN FOR SENIOR EXECUTIVES OF HELMERICH & PAYNE, INC. (THE 'PLAN'), ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE PLAN ADOPTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON MARCH 7, 1990, AND BEAR THE RESTRICTIONS ON ALIENATION SET FORTH IN THE PLAN. COPIES OF THE PLAN MAY BE OBTAINED FROM THE OFFICE OF THE SECRETARY OF THE COMPANY."

The Participant acknowledges and agrees that violation of the foregoing restrictive legend shall result in immediate forfeiture of all Restricted Shares.

         8. Other Restrictions on Transferability. The Participant acknowledges that the holding and transfer of all Restricted Shares received by the Participant will be subject to all applicable state and federal securities laws.

         9. Stock Powers and the Beneficiary. The Participant hereby agrees to execute and deliver to the Secretary of the Company a stock power (endorsed in blank) covering his Award and authorizes the Secretary of the Company to deliver to the Company any and all Restricted Shares that are forfeited under the provisions of the Plan. The Participant designates his spouse as the beneficiary





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

under this Agreement, and if the Participant has no spouse, then the Participant's estate shall be the designated beneficiary of the Participant.

         10. Further Assurances. The Participant hereby agrees to execute and deliver all such instruments and take all such action as the Company may from time to time reasonably request, including, but not limited to, acknowledging the forfeiture of the Restricted Shares in accordance with the Plan, in order to fully effectuate the purposes of this Agreement.

         11. Binding Effect and Governing Law. This Agreement shall be (i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and assigns except as may be limited by the Plan, and (ii) governed and construed under the laws of the State of Oklahoma.

         12. Acceleration of Vesting upon Change of Control. Notwithstanding anything to the contrary herein, in the event that a Change of Control (as hereinafter defined) has occurred with respect to the Company at least six months after the Award Date, any and all Restricted Shares will become automatically fully vested and the Restrictions shall immediately expire with respect to the Restricted Shares without the requirement of any further act by either the Company or the Participant. For the purposes of this Section 12, the term "Change of Control" shall mean:

                 (a) The acquisition by an individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company but excluding for this purpose any acquisition which occurs within six months after a threatened Change of Control which is in direct response to such threatened Change of Control, (ii) any





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         acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                 (b) When individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the Board of Directors then comprising the Incumbent Board shall be considered to have been a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than members of the Board of Directors.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"COMPANY"                                HELMERICH & PAYNE, INC.,
                                         a Delaware corporation



                                         By
                                           ------------------------------------
                                           Hans Helmerich
                                           President


"PARTICIPANT"
                                           ------------------------------------




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                                                                    Exhibit 10.5
                                                                      (Part 2/3)

            FIRST AMENDMENT TO THE RESTRICTED STOCK AWARD AGREEMENT
                       FOR THE RESTRICTED STOCK PLAN FOR
                  SENIOR EXECUTIVES OF HELMERICH & PAYNE, INC.


         THIS FIRST AMENDMENT TO THE RESTRICTED STOCK AWARD AGREEMENT FOR THE RESTRICTED STOCK PLAN FOR SENIOR EXECUTIVES OF HELMERICH & PAYNE, INC., (the "First Amendment") is entered into as of the 7th day of June, 1990, by and between Helmerich & Payne, Inc., (the "Company") and ________________________, an individual, (the "Participant").

                              W I T N E S S E T H:

         WHEREAS, the parties have entered into a Restricted Stock Award Agreement for the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc., (the "Restricted Agreement") dated March 7, 1990, (the "Award Date") in accordance with that certain Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc., (the "Plan");

         WHEREAS, in accordance with Article VI, Section F, of the Plan, the Committee has authorized the acceleration of the expiration of the Restrictions with respect to the Participant in the event of a "change of control" of the Company, as hereinafter provided;

         WHEREAS, the parties desire to amend the Restricted Agreement in order to reflect such acceleration of the expiration of the Restrictions in the event of a "change in control"; and

         WHEREAS, all capitalized terms used herein shall have the same meanings as in the Plan, unless stated to the contrary herein,

         NOW, THEREFORE, in consideration of the premises, covenants, and agreements set forth in the Restricted Agreement, the parties hereto agree that the Restricted Agreement is hereby amended to add a new Section 12, to read as follows:

                          12. Acceleration of Vesting upon Change of Control. Notwithstanding anything to the contrary herein, in the event that a Change of Control (as hereinafter defined) has occurred with respect to the Company at least six months after the Award Date, any and all Restricted Shares will become automatically fully vested and the Restrictions shall immediately expire with respect to the Restricted Shares without the requirement of any further act by either the Company or the Participant. For the purposes of this Section 12, the term "Change of Control" shall mean

                                  (a)      The acquisition by an individual,
                 entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), provided however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company but excluding for this purpose any acquisition which occurs within six months after a threatened Change of Control which is in direct response to such threatened Change of Control, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                                  (b) When individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the Board of Directors then comprising the Incumbent Board shall be considered to have been a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than members of the Board of Directors.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.


                                                                       "Company"

                                         HELMERICH & PAYNE, INC.,
                                         A Delaware Corporation


                                         By:
                                            -----------------------------------
                                            Steven R. Mackey

                                            -----------------------------------
                                            (Print Name)
                                            Vice President



                                                                   "Participant"


                                            -----------------------------------


                                            -----------------------------------
                                            (Print Name)

                                                                    Exhibit 10.5
                                                                      (Part 3/3)


            SECOND AMENDMENT TO THE RESTRICTED STOCK AWARD AGREEMENT
                       FOR THE RESTRICTED STOCK PLAN FOR
                  SENIOR EXECUTIVES OF HELMERICH & PAYNE, INC.


         THIS SECOND AMENDMENT TO THE RESTRICTED STOCK AWARD AGREEMENT FOR THE RESTRICTED STOCK PLAN FOR SENIOR EXECUTIVES OF HELMERICH & PAYNE, INC., (the "Second Amendment") is entered into as of the 15th day of January, 1991, by and between Helmerich & Payne, Inc., (the "Company") and ________________________, an individual, (the "Participant").

         All capitalized terms used herein shall have the same meanings as in that certain Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc., ("the Plan") unless stated to the contrary herein.

                              W I T N E S S E T H:

         WHEREAS, the parties have entered into a Restricted Stock Award Agreement for the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc., (the "Restricted Agreement") dated March 7, 1990, in accordance with the Plan;

         WHEREAS, in accordance with Article VI, Section F, of the Plan, the Committee has previously authorized the acceleration of the expiration of the Restrictions with respect to the Participant in the event of a "change of control" of the Company, as hereinafter provided;

         WHEREAS, the parties amended the Restricted Agreement on June 7, 1990, to accelerate the expiration of the Restrictions in the event of a "change in control";

         WHEREAS, the Company's Board of Directors on December 5, 1990, amended its Rights Agreement ("Amended Agreement") to provide, among other things, for a single trigger mechanism by which an acquiring shareholder becomes an "Acquiring Person" once such person has acquired 15% of the Company's outstanding shares; and

         WHEREAS, the Board of Directors on December 5, 1990, authorized all of the Company's benefit and compensation plans to be amended so as to be consistent with the terms, conditions, and provisions of the Amended Agreement,

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree that paragraph 12 of the Restricted Agreement is hereby amended as follows:

                 The reference to "20%" in the eighth line of Section 12(a) shall be deleted, and "15%" shall be substituted therefor.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                                                       "Company"

                                         HELMERICH & PAYNE, INC.,
                                         A Delaware Corporation



                                         By:
                                            -----------------------------------
                                             Steven R. Mackey
                                             Vice President



                                                                   "Participant"



                                            -----------------------------------

                                            -----------------------------------



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